EXHIBIT 10.40(p)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

AMENDMENT No. 16 TO LETTER AGREEMENT DCT-015/2004

This Amendment No.16 to Letter Agreement DCT-015/2004, dated as of November 10, 2008 (“Amendment No. 16”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”).  This Amendment No. 16 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 16 sets forth additional agreements between Embraer and Buyer relative  [*].

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 16 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 16 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 16 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	[*]:

1.1	Article 1 of the Letter Agreement shall be amended to insert the following [*]

1.2	All [*] shall be [*].

___________
*Confidential

CONFIDENTIAL

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 16 to Letter Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

By: /s/ Mauro Kern Junior	By: /s/ Bryan Bedford
Name: Mauro Kern Junior	Name: Bryan Bedford
Title: Executive Vice President Airline Market	Title: President, CEO

By: /s/ José Luis D. Molina
Name: José Luis D. Molina	Date: Nov. 10, 2008
Title: Vice President Contracts Airline Market	Place: Indianapolis

Date: November 11, 2008
Place: São José Dos Campos, Brazil

Witness: /s/ Carlos Martins Dutras	Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutras	Name: Lars-Erik Arnell